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                                                                   EXHIBIT 10.61

                                    AGREEMENT


         AGREEMENT ("Agreement"), dated as of May 3, 2000, among LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), and THOMAS R. THOMSEN ("Thomsen"), residing at 26 Bellinghamshire Place, New Hope, Pennsylvania 18938.

                                   WITNESSETH

         WHEREAS, the Company is indebted to Thomsen in connection with accrued and unpaid salary in the amount of $365,000 (the "Obligation");

         WHEREAS, the Company and Thomsen desire to enter into this Agreement to formalize the satisfaction of the Obligation on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants made herein, and other good and valuable consideration, receipt of which is hereby acknowledged, the Company and Thomsen agree as follows:

         1. Satisfaction of Obligation. As satisfaction of the Obligation, the Company and Thomsen hereby agree as follows:

(a) In lieu of delivering a cash exercise payment of $165,000 to the Company upon the exercise options held by Thomsen to purchase shares of common stock of the Company, Thomsen may apply $165,000 of the Obligation to the exercise price of such options;

         (b) The Company shall pay Thomsen $120,000 within 90 days of the exercise of all of the options referenced in Section 1(a) above; and

         (c) The Company shall pay Thomsen $80,000 within 180 days of the exercise of all of the options referenced in Section 1(a) above.

                  Upon receipt of the certificates evidencing the shares of the Company upon exercise of the options as set forth in Section 1(a) hereof and upon receipt of the cash payments as set forth in Sections 1(b) and 1(c) above, Thomsen agrees that the Obligation shall be discharged in full, without further action by the Company or Thomsen.

         2. Representations and Warranties.

                  (a) The Company hereby represents and warrants to Thomsen that: (i) the Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (ii) the execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate actions of the Company; and (iii) this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as the same may be modified by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity.

                  (b) Thomsen hereby represents and warrants to the Company that: (i) the execution, delivery and performance of this Agreement by Thomsen have been duly authorized by all necessary action of Thomsen; and (ii) this Agreement constitutes the legal, valid and binding obligation of Thomsen enforceable in accordance with its terms, except as the same may be modified by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity.

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         3. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior written agreements and understandings relating to the subject matter hereof.

         4. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the respective successors, assigns and heirs of the parties hereto.

         5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         6. Counterparts. This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement as of the date first above written.

                                      LITHIUM TECHNOLOGY CORPORATION


                                      By:      /s/ David J. Cade
                                               David J. Cade, Chairman and
                                               Chief Executive Officer



                                             /s/ Thomas R. Thomsen
                                                 Thomas R. Thomsen

The foregoing Agreement is accepted by
Pacific Lithium Limited


By:      /s/ Robin T. Johannink
Name: Robin T. Johannink
Title: Managing Director
Date: May 3, 2000